UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 28, 2014

Date of reporting period:	March 1, 2013 — August 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PFLRX

Putnam Floating Rate Income Fund

Semiannual report
8|31|13

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Floating Rate
Income Fund

Semiannual report
8 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	21

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Floating rate loans may reduce, but not eliminate, interest-rate risk. These loans are typically secured by specific collateral or assets of the issuer. (Holders of the loan, such as the fund, have a priority claim on those assets in the event of the issuer’s default or bankruptcy.) Value of collateral may be insufficient to meet the issuer’s obligations, and the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Investors have been digesting a wide array of economic and geopolitical developments in recent months. While economic growth has continued despite the negative impact of the federal budget sequester, the Federal Reserve’s expected tapering of its $85 billion-a-month bond-buying program has prompted greater market volatility, and bond yields have risen substantially.

There is concern that the reduction of Fed purchases will cause long-term interest rates to move higher, running the risk of curtailing the recovery. Already, mortgage rates have jumped and housing market data appear less robust than earlier in the year. Overseas, instability in Egypt and Syria has contributed to higher oil prices, which could undermine the reasonably positive trends in consumer spending. Fortunately, the eurozone posted positive GDP growth in the second calendar quarter after many months of contraction, though the 17-nation currency bloc continues to grapple with significant economic challenges.

While we cannot forecast with precision how economic or geopolitical events will unfold over the coming months, we have confidence that a long-term investment program remains valuable. Putnam’s in-depth fundamental research, active investing, and risk management strategies can serve investors well through changing markets. To address a diverse range of financial goals, Putnam’s investment professionals integrate innovative thinking with traditional and alternative approaches.

We also believe in the importance of relying on the guidance of a professional advisor who can help you develop a financial plan suited to your goals and risk tolerance.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who recently retired from the Board of Trustees, for her 20 years of dedicated service.

About the fund

A disciplined approach to seeking high current income and capital growth

Putnam Floating Rate Income Fund invests mainly in floating-rate bank loans, which are loans issued by banks to corporations. Interest rates on these loans adjust to reflect changes in short-term rates — when rates rise, floating-rate loans pay a higher yield. Also, they are generally senior — or paid first in the event of bankruptcy — in a company’s capital structure and secured by the company’s assets, such as buildings and equipment.

With these features, floating-rate loans can benefit from both rising interest rates and strong economic conditions — factors that pose risks to traditional bonds. When interest rates increase, floating-rate loans pay more income, which makes them more attractive to investors. For that reason, the prices of loans, unlike bonds, can be stable or can increase when rates rise. Economic growth also supports the revenues of companies that finance themselves with loans.

Floating-rate loans are typically issued on behalf of companies that lack investment-grade credit ratings. Like high-yield corporate bonds, floating-rate loans are considered to have a greater chance of default and can be illiquid. The advantage for investors is the “senior-secured” status of the loans, which gives them a higher claim on the company’s assets.

Background on bank loans

Bank loans may be a less familiar asset class to many investors, but over many years, the market has grown to be a significant component of the fixed-income credit markets. By the year 2000, the floating-rate loan market had grown larger than the market for corporate high-yield bonds. Since the credit and financial crisis of 2008, these markets have changed again, as many corporations have moved to refinance their bank loans by issuing high-yield debt, in order to gain greater financial flexibility.

While there is no formal clearinghouse for bank loans, like a stock exchange, third-party services provide pricing information to facilitate trading. Growth also allows a greater number and variety of companies to obtain financing through bank loans, increasing the diversification opportunities for funds that invest in bank loans.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s primary benchmark, the Barclays U.S. High Yield Loan Index, was introduced on 12/31/05, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

4	Floating Rate Income Fund

Interview with your fund’s portfolio manager

Paul, what was the market environment like for floating-rate bank-loan securities during the six months ended August 31, 2013?

Relative to other fixed-income sectors, floating-rate securities performed well, as they were one of the few asset classes to post positive returns against the backdrop of broadly negative performance. For example, the Barclays U.S. Aggregate Bond Index — the primary benchmark for taxable investment-grade bonds — returned –2.61% for the past six months. Most of the volatility in bonds occurred in May and June, in response to signals from the Federal Reserve that it could begin scaling back its bond-buying program later in 2013 and end it by mid 2014, sooner than investors expected. During this time, interest rates rose and yield curves steepened globally. Bank-loan securities also moderately declined, hampered more by capital flows and market “technicals” — supply and demand dynamics — than by any breakdown in fundamental support. As the marketplace adjusted its expectations about when the Fed may begin to wind down quantitative easing, floating-rate securities rallied in July before pulling back modestly and settling into a trading range in August.

Before we discuss the fund’s performance, would you summarize your investment philosophy and process?

From a philosophical perspective, we believe the potential to outperform in the bank-loan

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 8/31/13. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on pages 14–15.

Floating Rate Income Fund	5

market comes from pursuing total return in securities that are backed by improving corporate fundamentals. Consistent with this philosophy, we have an unwavering commitment to rigorous fundamental research. In conducting credit research, we employ classic financial analysis, while also evaluating companies according to the following characteristics: sustainable competitive advantage, viability of the capital structure, free cash flow trends, and adequate downside protection. Our investment process is a blend of “top down,” based on our views of the market’s fundamental, valuation, and technical characteristics, and “bottom up” by which we construct the portfolio with input from portfolio managers and analysts who have specialized expertise in various market segments.

What factors influenced the fund’s relative performance?

The fund benefited from broadly positive security selection, most notably in diversified media, gaming/lodging/leisure, energy, paper/packaging, and services. Conversely, selections in industrials, automotive, and broadcasting detracted from relative performance.

Which holdings helped versus the indexes?

Travelport, a provider of computerized registration systems to the travel industry, was among the top relative contributors, as the company witnessed a substantial year-over-year increase in online bookings. Additionally, prior to the period, the company resolved a long-standing dispute with American Airlines.

Credit qualities are shown as a percentage of the fund’s net assets as of 8/31/13. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

6	Floating Rate Income Fund

An overweight position in diversified media provider Tribune Company also aided relative performance, as did an underweight in global money transfer company MoneyGram International.

Which investments weren’t as productive?

Exide Technologies, which makes lead-acid batteries for cars and other machines, was the biggest relative detractor. The company has suffered from declining profitability, due in part to steep restructuring expenses, weaker-than-expected demand in some markets, and higher lead-input costs. Given these headwinds, Exide was forced to file for bankruptcy protection in June.

Additional detractors included underweight allocations to radio station operator Clear Channel Communications and marketing services company Dex One [formerly R.H. Donnelley]. We sold Dex One during the period.

What is your outlook for the coming months, and how have you positioned the fund?

In our view, at period-end, the fundamental backdrop for bank-loan securities remained solid: the United States remained in the mid-cycle phase of the economic recovery, bank-loan issuers were in reasonably good

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 8/31/13. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Floating Rate Income Fund	7

financial shape, and the default rate was still near the historic low. Our positive outlook for the asset class is also based on the fact that many of the companies issuing bank-loan securities have refinanced the obligations that they accumulated during the 2007–2009 credit crisis, and we believe they now sport much stronger credit profiles.

In terms of positioning the portfolio, we continued to emphasize more liquid bank loans with higher credit quality and strong collateral support. When capital market conditions are favorable, and there has been a long period of cost-cutting and productivity enhancements by larger U.S. companies, historically that has been a time when these companies look to add product lines, markets, and/or scale. Frequently, they will acquire smaller companies to accomplish those goals. Funding acquisitions with bank loans is an attractive option for many companies, because interest rates on these loans tend to be lower and the loans are generally free of restrictions on prepayment at par value. As we expect the broad market to continue to focus on the potential magnitude of rates’ upward trajectory, and as we expect a supportive economic backdrop may fuel M&A activity, bank loans may be relatively well positioned to outperform. Additionally, heightened M&A activity could produce a broader set of investment opportunities for the fund.

With interest rates moving higher during the period, I think it is important to remind shareholders of the benefits of bank-loan securities in a higher-rate environment. The securities held by the fund are linked to the London interbank offered rate, or LIBOR,

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are represented as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Floating Rate Income Fund

which is the rate at which financial institutions lend reserves to each other on the short-term international interbank market. LIBOR rates tend to be slightly higher than yields on short-term Treasuries or other U.S. government securities, and the yields on securities linked to LIBOR reset, in most cases, monthly or quarterly. As the LIBOR rate moves, the coupons — or stated interest rates — on bank-loan securities float along with it, moving up or down as the market changes. As a result, floating-rate bank-loan securities historically have performed well during periods of rising interest rates. In fact, during the past three rising-rate cycles, going back to 1994, floating-rate loans have outperformed 10-year Treasuries by an average of more than 5% per year.

Thanks for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul D. Scanlon is Co-Head of Fixed Income at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. A CFA charterholder, Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

IN THE NEWS

At its September meeting, the Federal Open Market Committee surprised investors by delaying the tapering of its $85 billion-a-month bond-buying stimulus program. Declaring that the challenges facing the U.S. economy are diminishing “only gradually,” Fed Chairman Ben Bernanke said the central bank will wait to curtail its quantitative easing program until there is more evidence of a sustained recovery. Bernanke in his comments noted a deceleration of U.S. job growth in the past three months. The bond-buying stimulus program was established in the fall of 2012 to stimulate the economy and employment growth, and is widely credited with buoying equity prices and holding down long-term interest rates. Previously, when the Fed chairman signaled in May 2013 that the Fed’s bond purchases could be scaled back in the final months of this year, the news sent tremors through bond markets and contributed to an abrupt increase in Treasury yields.

Floating Rate Income Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	41.18%	39.77%	35.46%	35.46%	31.75%	31.75%	39.73%	38.68%	38.02%	44.11%
Annual average	3.87	3.76	3.40	3.40	3.08	3.08	3.76	3.67	3.61	4.11

5 years	26.51	25.24	24.39	24.39	21.72	21.72	25.97	25.03	24.94	28.24
Annual average	4.81	4.60	4.46	4.46	4.01	4.01	4.73	4.57	4.55	5.10

3 years	19.87	18.67	19.16	19.16	17.08	17.08	19.69	18.80	18.98	20.77
Annual average	6.23	5.87	6.02	6.02	5.40	5.40	6.18	5.91	5.96	6.49

1 year	6.02	4.96	5.81	4.81	5.23	4.23	5.97	5.17	5.88	6.41

6 months	2.01	0.99	1.90	0.91	1.62	0.63	1.98	1.22	1.88	2.13

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 1.00% and 0.75% sales charge, respectively, levied at the time of purchase. Investors who purchased class A or M shares prior to 4/5/10 were subject to higher sales charges and received a lower after-sales-charge return. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which, for class B shares purchased on or after 4/5/10, is 1% in the first year, declining to 0.5% in the second year, and is eliminated thereafter. For class B shares purchased prior to 4/5/10, the CDSC is 3% in the first year, declining over time to 1% in the fourth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

10	Floating Rate Income Fund

Comparative index returns For periods ended 8/31/13

			Lipper Loan
	Barclays U.S. High	S&P/LSTA Leveraged	Participation Funds
	Yield Loan Index*	Loan Index (LLI)†	category average‡

Life of fund	—	58.62%	40.50%
Annual average	—	5.26	3.79

5 years	39.26%	38.88	28.78
Annual average	6.85	6.79	5.16

3 years	20.71	20.31	19.44
Annual average	6.48	6.36	6.09

1 year	6.07	5.90	5.98

6 months	1.95	1.98	1.94

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s primary benchmark, the Barclays U.S. High Yield Loan Index, was introduced on 12/31/05, which post-dates the inception of the fund’s class A shares.

† These returns are from 8/31/04 to 8/31/13 because only data from the month-end following the fund’s inception date (8/4/04) is available.

‡ Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 8/31/13, there were 178, 164, 109, 91, and 36 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 8/31/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.188065		$0.179032	$0.154358	$0.185782		$0.176791	$0.199423

Capital gains	—		—	—	—		—	—

Total	$0.188065		$0.179032	$0.154358	$0.185782		$0.176791	$0.199423

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

2/28/13	$8.94	$9.03	$8.94	$8.93	$8.94	$9.01	$8.94	$8.95

8/31/13	8.93	9.02	8.93	8.92	8.93	9.00	8.93	8.94

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	3.99%	3.95%	3.79%	3.23%	3.94%	3.91%	3.74%	4.25%

Current 30-day SEC yield [2]	N/A	3.45	3.28	2.73	N/A	3.40	3.23	3.73

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.00% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Floating Rate Income Fund	11

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	41.47%	40.05%	35.71%	35.71%	31.93%	31.93%	40.01%	38.96%	38.27%	44.43%
Annual average	3.86	3.75	3.39	3.39	3.07	3.07	3.74	3.66	3.60	4.10

5 years	35.32	33.97	33.10	33.10	30.20	30.20	34.76	33.75	33.64	37.01
Annual average	6.24	6.02	5.88	5.88	5.42	5.42	6.15	5.99	5.97	6.50

3 years	18.65	17.47	17.95	17.95	15.89	15.89	18.48	17.59	17.77	19.54
Annual average	5.87	5.51	5.66	5.66	5.04	5.04	5.81	5.55	5.60	6.13

1 year	5.19	4.14	4.98	3.98	4.29	3.29	5.14	4.35	4.93	5.45

6 months	1.26	0.25	1.16	0.17	0.88	–0.11	1.23	0.47	1.13	1.39

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 2/28/13	1.03%	1.23%	1.78%	1.08%	1.28%	0.78%

Annualized expense ratio for the
six-month period ended 8/31/13	1.02%	1.22%	1.77%	1.07%	1.27%	0.77%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

12	Floating Rate Income Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2013, to August 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.19	$6.21	$9.00	$5.45	$6.46	$3.92

Ending value (after expenses)	$1,020.10	$1,019.00	$1,016.20	$1,019.80	$1,018.80	$1,021.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2013, use the following calculation method. To find the value of your investment on March 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.19	$6.21	$9.00	$5.45	$6.46	$3.92

Ending value (after expenses)	$1,020.06	$1,019.06	$1,016.28	$1,019.81	$1,018.80	$1,021.32

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Floating Rate Income Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1% maximum during the first year to 0.5% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays U.S. High Yield Loan Index is an unmanaged index that provides broad and comprehensive total return metrics of the universe of U.S. dollar denominated, syndicated term loans.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P/LSTA Leveraged Loan Index is an unmanaged index of U.S. leveraged loans.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14	Floating Rate Income Fund

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2013, Putnam employees had approximately $387,000,000 and the Trustees had approximately $93,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Floating Rate Income Fund	15

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in these contracts noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of

16	Floating Rate Income Fund

scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered certain changes to the management contracts of all funds that are organized as series of Putnam Funds Trust, including your fund, that were proposed by Putnam Management in an effort to consolidate the contracts of these funds into three separate contracts based on the structure of each fund’s management fee. The Independent Trustees’ approval of these consolidated management contracts was based on their conclusion that the changes were purely for administrative convenience and would not result in any substantive change to the terms of a fund’s existing management contract with Putnam Management or any reduction in the nature and quality of services provided to your fund.

The Trustees also considered certain administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced

Floating Rate Income Fund	17

fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam

18	Floating Rate Income Fund

Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their absolute returns with the returns of selected investment benchmarks or targeted annualized returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Loan Participation Funds) for the one-year, three-year and five-year periods ended December 31,

Floating Rate Income Fund	19

2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	2nd

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 161, 100 and 82 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

20	Floating Rate Income Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Floating Rate Income Fund	21

The fund’s portfolio 8/31/13 (Unaudited)

SENIOR LOANS (83.8%)* [c]	Principal amount	Value

Advertising and marketing services (1.3%)
Affinion Group, Inc. bank term loan FRN 6 1/2s, 2016	$2,902,626	$2,785,615

Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	5,985,000	5,762,436

Van Wagner Communications, LLC bank term loan FRN Ser. B,
6 1/4s, 2018	2,970,000	3,007,125

		11,555,176
Automotive (0.9%)
Chrysler Group, LLC bank term loan FRN Ser. B, 4 1/4s, 2017	4,257,459	4,304,666

Navistar, Inc. bank term loan FRN Ser. B, 5 3/4s, 2017	3,440,367	3,470,470

		7,775,136
Basic materials (6.7%)
AIlnex Luxembourg & CY SCA bank term loan FRN 8 1/4s,
2020 (Luxembourg)	1,500,000	1,530,000

AIlnex Luxembourg & CY SCA bank term loan FRN Ser. B1,
4 1/2s, 2019 (Luxembourg)	2,304,372	2,311,573

AIlnex Luxembourg & CY SCA bank term loan FRN Ser. B2,
4 1/2s, 2019 (Luxembourg)	1,195,628	1,199,364

Appvion, Inc. bank term loan FRN 6 3/4s, 2019	2,000,000	1,990,000

BWAY Holding Co. bank term loan FRN Ser. B, 4 1/2s, 2017	2,985,000	3,007,388

Dupont Performance Coatings, Inc. bank term loan FRN Ser. B,
4 3/4s, 2020 (Australia)	3,990,000	4,012,943

Faenza Acquisition GmbH bank term loan FRN Ser. B, 4 1/4s,
2020 (Germany)	2,000,000	1,997,500

Fortescue Metals Group, Ltd. bank term loan FRN Class B,
5 1/4s, 2017 (Australia)	4,510,913	4,522,817

HD Supply, Inc. bank term loan FRN Ser. B, 4 1/2s, 2017	2,984,925	2,991,739

Houghton International, Inc. bank term loan FRN 4s, 2019	1,990,000	1,980,050

Huntsman International, LLC bank term loan FRN Ser. B1,
2.763s, 2017	1,000,000	1,000,536

Ineos US Finance, LLC bank term loan FRN 4s, 2018	6,793,831	6,735,601

MacDermid, Inc. bank term loan FRN 7 1/2s, 2020	2,000,000	2,020,000

MacDermid, Inc. bank term loan FRN 4s, 2020	3,000,000	2,996,250

Nexeo Solutions, LLC bank term loan FRN 5s, 2017	992,500	980,714

Nexeo Solutions, LLC bank term loan FRN Ser. B, 5s, 2017	2,991,150	2,961,239

Oxbow Carbon & Minerals, LLC bank term loan FRN 8s, 2020	1,000,000	1,010,000

Oxbow Carbon & Minerals, LLC bank term loan FRN
4 1/4s, 2019	1,000,000	1,003,750

Oxea Sarl bank term loan FRN 8 1/4s, 2020 (Germany)	1,500,000	1,492,500

PQ Corp. bank term loan FRN Ser. B, 4 1/2s, 2017	2,985,000	2,998,059

Taminco Global Chemical Corp. bank term loan FRN Ser. B2,
4 1/4s, 2019 (Belgium)	1,975,075	1,986,185

Tronox, Ltd. bank term loan FRN Ser. B, 4 1/2s, 2020	6,000,000	6,054,168

Tube City IMS Corp. bank term loan FRN Ser. B, 4 3/4s, 2019	3,325,812	3,325,812

		60,108,188
Broadcasting (3.9%)
Clear Channel Communications, Inc. bank term loan FRN Ser. D,
6.936s, 2019	9,862,000	9,068,109

Cumulus Media Holdings, Inc. bank term loan FRN 7 1/2s, 2019	968,427	985,979

Cumulus Media Holdings, Inc. bank term loan FRN 4 1/2s, 2018	2,267,479	2,281,159

Entercom Radio, LLC bank term loan FRN Ser. B, 5.012s, 2018	2,500,000	2,521,875

22	Floating Rate Income Fund

SENIOR LOANS (83.8%)* [c] cont.	Principal amount	Value

Broadcasting cont.
Fox Acquisition Sub, LLC bank term loan FRN Ser. B,
5 1/2s, 2017	$2,582,000	$2,592,715

Gray Television, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	3,855,856	3,872,725

LIN Television Corp. bank term loan FRN Ser. B, 4s, 2018	985,009	986,241

Mission Broadcasting, Inc. bank term loan FRN Ser. B,
4 1/4s, 2019	889,200	895,869

NEP Broadcasting, LLC bank term loan FRN 4 3/4s, 2020	1,492,500	1,497,164

Nexstar Broadcasting Group, Inc. bank term loan FRN Ser. B,
4 1/4s, 2019	2,103,300	2,119,075

Univision Communications, Inc. bank term loan FRN Ser. C1,
4 1/2s, 2020	8,004,785	7,982,275

		34,803,186
Building materials (0.5%)
Nortek, Inc. bank term loan FRN Class B, 5 1/4s, 2017	439,706	441,538

Roofing Supply Group, LLC bank term loan FRN
Class B, 5s, 2019	3,970,000	3,977,444

		4,418,982
Capital goods (6.0%)
ADS Waste Holdings, Inc. bank term loan FRN Ser. B,
4 1/4s, 2019	5,188,500	5,198,228

Allison Transmission bank term loan FRN Ser. B3, 3 3/4s, 2019	3,466,306	3,470,639

Beechcraft Holdings, LLC bank term loan FRN Ser. B,
5 3/4s, 2020	3,000,000	3,015,000

Gardner Denver, Inc. bank term loan FRN 4 1/4s, 2020	3,570,000	3,551,340

Generac Holdings, Inc. bank term loan FRN Ser. B, 3 1/2s, 2020	5,000,000	4,953,125

Manitowoc Co., Inc. (The) bank term loan FRN Ser. B,
4 1/4s, 2017	565,770	566,109

Mirror Bidco Corp. bank term loan FRN 5 1/4s,
2019 (Luxembourg)	2,985,000	3,006,143

OPE USIC Holdings, Inc. bank term loan FRN 4 3/4s, 2020	2,000,000	2,001,000

Reynolds Group Holdings, Inc. bank term loan FRN Class B,
4 3/4s, 2018	3,027,125	3,043,883

Sensus USA, Inc. bank term loan FRN 8 1/2s, 2018	1,000,000	980,000

Sequa Corp. bank term loan FRN Ser. B, 5 1/4s, 2017	1,492,500	1,496,231

Silver II Borrower SCA bank term loan FRN 4s,
2019 (Luxembourg)	5,480,000	5,441,470

SRAM, LLC bank term loan FRN Ser. B, 4.025s, 2020	4,381,757	4,357,110

Terex Corp. bank term loan FRN 4 1/2s, 2017	2,237,915	2,259,734

TransDigm, Inc. bank term loan FRN Ser. C, 3 3/4s, 2020	5,990,000	5,979,302

Unifrax I, LLC bank term loan FRN Ser. B, 4 1/4s, 2018	995,000	996,244

WESCO International, Inc. bank term loan FRN 4 1/2s, 2019	2,942,143	2,957,442

		53,273,000
Commercial and consumer services (2.9%)
Aramark Corp. bank term loan FRN Ser. B2, 3.829s, 2016	1,726,477	1,728,635

Aramark Corp. bank term loan FRN Ser. C, 0.045s, 2016	113,542	113,684

Garda Security bank term loan FRN Ser. B, 4 1/2s,
2019 (Canada)	1,985,000	1,994,925

Interactive Data Corp. bank term loan FRN Ser. B, 3 3/4s, 2018	4,175,928	4,163,747

ISS A/S bank term loan FRN Ser. B, 3 3/4s, 2018 (Denmark)	2,500,000	2,497,658

Orbitz Worldwide, Inc. bank term loan FRN Ser. C, 5 3/4s, 2019	3,000,000	3,010,314

Sabre, Inc. bank term loan FRN Ser. B, 5 1/4s, 2019	4,083,010	4,118,737

Floating Rate Income Fund	23

SENIOR LOANS (83.8%)* [c] cont.	Principal amount	Value

Commercial and consumer services cont.
Travelport, LLC bank term loan FRN 9 1/2s, 2016	$2,191,080	$2,269,593

Travelport, LLC bank term loan FRN 6 1/4s, 2019	6,270,523	6,328,005

		26,225,298
Communication services (8.6%)
Asurion Corp. bank term loan FRN 11s, 2019	1,545,000	1,606,800

Asurion, LLC/CA bank term loan FRN Ser. B1, 4 1/2s, 2019	5,853,467	5,773,895

Asurion, LLC/CA bank term loan FRN Ser. B2, 3 1/2s, 2020	1,333,000	1,274,404

Atlantic Broadband Penn, LLC bank term loan FRN Ser. B,
3 1/4s, 2019	1,985,000	1,965,150

Charter Communications Operating, LLC bank term loan FRN
Ser. E, 3s, 2020	6,500,000	6,428,910

Cincinnati Bell, Inc. bank term loan FRN Ser. B, 4s, 2020	4,000,000	3,973,000

Cricket Communications, Inc. bank term loan FRN Ser. B,
4 3/4s, 2019	1,422,850	1,425,814

Cricket Communications, Inc. bank term loan FRN Ser. C,
4 3/4s, 2020	5,000,000	5,012,500

Crown Castle Operating Co. bank term loan FRN Ser. B,
3 1/4s, 2019	3,940,125	3,901,429

Crown Castle Operating Co. bank term loan FRN Ser. B,
3 1/4s, 2019	3,000,000	2,970,537

CSC Holdings, LLC bank term loan FRN Ser. B, 2.699s, 2020	3,000,000	2,962,500

Intelsat Jackson Holdings SA bank term loan FRN 4 1/4s,
2018 (Bermuda)	2,939,053	2,955,585

Level 3 Financing, Inc. bank term loan FRN Class B2,
4 3/4s, 2019	4,000,000	4,008,516

Level 3 Financing, Inc. bank term loan FRN Ser. B , 4 1/2s, 2019	1,050,000	1,050,218

LTS Buyer, LLC bank term loan FRN 8s, 2021	250,000	250,625

LTS Buyer, LLC bank term loan FRN Ser. B, 4 1/2s, 2020	4,500,000	4,498,124

SBA Senior Finance II, LLC bank term loan FRN Ser. B,
3 3/4s, 2018	1,083,174	1,083,174

Telesat Canada bank term loan FRN Ser. B2, 3 1/2s,
2019 (Canada)	3,740,625	3,740,625

U.S. TelePacific Corp. bank term loan FRN 5 3/4s, 2017	2,204,594	2,199,083

Virgin Media Investment Holdings, Ltd. bank term loan FRN
Ser. B, 3 1/2s, 2020 (United Kingdom)	5,000,000	4,970,500

West Corp. bank term loan FRN Ser. B8, 3 3/4s, 2018	1,384,473	1,384,185

Wideopenwest Finance, LLC bank term loan FRN Ser. B,
4 3/4s, 2019	3,990,000	4,014,938

Windstream Holdings, Inc. bank term loan FRN Ser. B3, 4s, 2019	1,485,000	1,490,569

Windstream Holdings, Inc. bank term loan FRN Ser. B4,
3 1/2s, 2020	2,985,000	2,984,379

Zayo Group, LLC bank term loan FRN Ser. B, 4 1/2s, 2019	5,294,912	5,308,149

		77,233,609
Consumer staples (8.6%)
BJ’s Wholesale Club, Inc. bank term loan FRN 9 3/4s, 2020	1,000,000	1,016,667

BJ’s Wholesale Club, Inc. bank term loan FRN 4 1/4s, 2019	2,977,538	2,976,609

Constellation Brands, Inc. bank term loan FRN Ser. B,
2 3/4s, 2020	2,000,000	1,987,916

Dave & Buster’s, Inc. bank term loan FRN Ser. B, 4 1/2s, 2016	1,371,309	1,374,737

Del Monte Corp. bank term loan FRN Ser. B, 4s, 2018	4,543,478	4,540,071

DineEquity, Inc. bank term loan FRN Ser. B2, 3 3/4s, 2017	2,128,786	2,139,049

24	Floating Rate Income Fund

SENIOR LOANS (83.8%)* [c] cont.	Principal amount	Value

Consumer staples cont.
Dole Food Co., Inc. bank term loan FRN Ser. B, 3 3/4s, 2020	$1,995,000	$1,992,506

H.J. Heinz Co. bank term loan FRN Ser. B2, 3 1/2s, 2020	9,000,000	9,045,000

Hertz Corp. (The) bank term loan FRN Ser. B, 3s, 2018	1,995,000	1,991,259

Landry’s, Inc. bank term loan FRN Ser. B, 4 3/4s, 2018	4,955,919	4,980,699

Pinnacle Foods Finance, LLC/Pinnacle Foods Finance Corp.
bank term loan FRN Ser. G, 3 1/4s, 2020	2,992,500	2,958,834

Prestige Brands, Inc. bank term loan FRN Ser. B, 3 3/4s, 2019	1,925,193	1,936,262

Revlon Consumer Products Corp. bank term loan FRN
Ser. B, 4s, 2019	2,500,000	2,496,875

Revlon Consumer Products Corp. bank term loan FRN
Ser. B, 4s, 2017	5,000,000	5,006,250

Rite Aid Corp. bank term loan FRN 5 3/4s, 2020	1,900,000	1,946,907

Rite Aid Corp. bank term loan FRN 4 7/8s, 2021	2,000,000	2,010,000

Rite Aid Corp. bank term loan FRN 4s, 2020	4,987,500	4,993,675

Spectrum Brands Holdings, Inc. bank term loan FRN
3 1/2s, 2019	1,000,000	999,490

Spectrum Brands Holdings, Inc. bank term loan FRN 3s, 2017	4,000,000	3,996,632

Spectrum Brands Holdings, Inc. bank term loan FRN Ser. B,
4.51s, 2019	870,865	875,872

Spin Holdco, Inc. bank term loan FRN Ser. B, 4 1/4s, 2019	2,000,000	2,004,000

Sprouts Farmers Market, Inc. bank term loan FRN 4 1/2s, 2020	2,828,571	2,832,107

Sun Products Corp. (The) bank term loan FRN Ser. B,
5 1/2s, 2020	2,992,500	2,887,763

US Foods, Inc. bank term loan FRN 4 1/2s, 2019	4,000,000	3,977,500

WNA Holdings, Inc. bank term loan FRN 8 1/2s, 2020	1,335,000	1,343,344

WNA Holdings, Inc. bank term loan FRN 4 1/2s, 2020	759,497	760,921

WNA Holdings, Inc. bank term loan FRN 4 1/2s, 2020	412,566	413,340

World Kitchen, LLC bank term loan FRN 5 1/2s, 2019	3,780,000	3,789,450

		77,273,735
Energy (4.3%)
Chesapeake Energy Corp. bank term loan FRN Ser. B,
5 3/4s, 2017	1,532,000	1,561,108

EP Energy, LLC bank term loan FRN Ser. B3, 3 1/2s, 2018	3,143,333	3,125,652

EXCO Resources, Inc. bank term loan FRN Ser. B, 3.94s, 2019	5,000,000	4,950,000

Frac Tech International, LLC bank term loan FRN Ser. B,
8 1/2s, 2016	3,230,204	3,158,872

MEG Energy Corp. bank term loan FRN Ser. B, 3 3/4s,
2020 (Canada)	3,517,402	3,523,997

Murray Energy Corp. bank term loan FRN 4 3/4s, 2019	4,000,000	3,990,000

Offshore Group Investment, Ltd. bank term loan FRN Ser. B,
5 3/4s, 2019 (Cayman Islands)	832,913	841,762

Pacific Drilling SA bank term loan FRN Ser. B, 4 1/2s,
2018 (Luxembourg)	4,000,000	4,015,000

Quicksilver Resources, Inc. bank term loan FRN 7s, 2019	1,775,000	1,668,500

Samson Investment Co. bank term loan FRN 6s, 2018	3,000,000	3,021,000

Tallgrass Operations, LLC bank term loan FRN Ser. B,
5 1/4s, 2018	1,613,571	1,630,917

Tervita Corp. bank term loan FRN Ser. B, 6 1/4s, 2018 (Canada)	3,412,850	3,375,524

Vantage Drilling Co. bank term loan FRN Class B, 6 1/4s, 2017	3,850,000	3,890,906

		38,753,238

Floating Rate Income Fund	25

SENIOR LOANS (83.8%)* [c] cont.		Principal amount	Value

Entertainment (0.6%)
AMC Entertainment, Inc. bank term loan FRN Ser. B,
3 1/2s, 2020		$1,995,000	$1,994,378

Lions Gate Entertainment Corp. bank term loan FRN 5s, 2020		1,500,000	1,506,251

Six Flags Theme Parks, Inc. bank term loan FRN Ser. B, 4s, 2018		1,886,017	1,902,857

			5,403,486
Financials (5.0%)
Alliant Insurance Services, Inc. bank term loan FRN
Ser. B, 5s, 2019		2,985,000	2,994,949

Altisource Solutions SARL bank term loan FRN 5 3/4s,
2019 (Luxembourg)		4,987,469	5,006,172

Capital Automotive LP bank term loan FRN 6s, 2020		2,000,000	2,052,500

Flying Fortress, Inc. bank term loan FRN 3 1/2s, 2017		1,000,000	1,000,000

Guggenheim Partners Investment Management Holdings, LLC
bank term loan FRN Ser. B, 4 1/4s, 2020		2,000,000	2,016,250

Home Loan Servicing Solutions, Ltd. bank term loan FRN Ser. B,
4 1/2s, 2020 (Cayman Islands)		2,000,000	2,020,000

iStar Financial, Inc. bank term loan FRN 4 1/2s, 2017 R		3,372,555	3,380,986

iStar Financial, Inc. bank term loan FRN Ser. A2, 7s, 2017 R		536,817	552,250

Nuveen Investments, Inc. bank term loan FRN 6 1/2s, 2019		3,500,000	3,473,750

Nuveen Investments, Inc. bank term loan FRN 4.195s, 2017		3,875,387	3,863,276

Ocwen Financial Corp. bank term loan FRN Ser. B, 5s, 2018		3,491,250	3,526,163

Springleaf Financial Funding Co. bank term loan FRN Ser. B,
5 1/2s, 2017		2,073,600	2,073,082

Starwood Property Trust, Inc. bank term loan FRN 3 1/2s, 2020		2,992,500	2,988,759

USI Insurance Services, LLC bank term loan FRN Ser. B, 5s, 2019		3,980,000	3,994,925

Walter Investment Management Corp. bank term loan FRN
5 3/4s, 2017		5,349,525	5,379,616

			44,322,678
Gaming and lottery (5.3%)
American Casino & Entertainment Properties, LLC bank term
loan FRN 11 1/4s, 2021		2,000,000	2,020,000

American Casino & Entertainment Properties, LLC bank term
loan FRN 6s, 2020		3,000,000	3,026,250

Bally Technologies, Inc. bank term loan FRN Ser. B, 4 1/4s, 2020		3,000,000	2,994,750

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.443s, 2018		8,892,464	7,962,925

CBAC Borrower, LLC bank term loan FRN Ser. B, 8 1/4s, 2020		2,250,000	2,306,250

CCM Merger, Inc. bank term loan FRN Ser. B, 5s, 2017		3,054,515	3,072,332

Gateway Casinos & Entertainment, Inc. bank term loan FRN
Ser. B1, 6s, 2016	CAD	2,264,537	2,144,570

Golden Nugget, Inc. bank term loan FRN Ser. B, 3.19s, 2014 ‡‡		$1,369,577	1,350,745

Golden Nugget, Inc. bank term loan FRN Ser. DD, 3.19s, 2014 ‡‡		779,562	768,843

Harrah’s bank term loan FRN Ser. B, 9 1/2s, 2016		226,775	225,295

Peninsula Gaming, LLC bank term loan FRN Ser. B, 4 1/4s, 2017		2,966,818	2,978,407

Penn National Gaming, Inc. bank term loan FRN Ser. B,
3 3/4s, 2018		2,554,823	2,558,400

Pinnacle Entertainment, Inc. bank term loan FRN Ser. B2,
3 3/4s, 2020		3,000,000	3,009,300

ROC Finance, LLC bank term loan FRN 5s, 2019		3,000,000	3,006,564

Station Casinos, LLC bank term loan FRN Ser. B, 5s, 2020		4,488,750	4,519,610

26	Floating Rate Income Fund

SENIOR LOANS (83.8%)* [c] cont.	Principal amount	Value

Gaming and lottery cont.
Yonkers Racing Corp. bank term loan FRN 8 3/4s, 2020	$2,000,000	$1,985,000

Yonkers Racing Corp. bank term loan FRN 4 1/4s, 2019	3,840,000	3,820,800

		47,750,041
Health care (9.8%)
Ardent Medical Services, Inc. bank term loan FRN 6 3/4s, 2018	4,203,875	4,209,130

Biomet, Inc. bank term loan FRN 3.966s, 2017	1,811,551	1,815,576

Capsugel Holdings US, Inc. bank term loan FRN Class B,
4.342s, 2018	2,763,429	2,783,002

ConvaTec, Inc. bank term loan FRN Ser. B, 5s, 2016	4,270,114	4,289,684

ConvaTec, Inc. bank term loan FRN Ser. B, 4s, 2016	4,500,000	4,519,688

Emergency Medical Services Corp. bank term loan FRN
Ser. B, 4s, 2018	4,224,324	4,227,340

Fresenius US Finance I, Inc. bank term loan FRN Ser. B,
2 1/4s, 2019	4,000,000	3,998,332

HCA, Inc. bank term loan FRN Ser. B4, 2.936s, 2018	4,000,000	3,995,000

HCA, Inc. bank term loan FRN Ser. B5, 3.026s, 2017	2,000,000	1,997,812

Health Management Associates, Inc. bank term loan FRN Ser. B,
3 1/2s, 2018	3,482,186	3,484,906

Hologic, Inc. bank term loan FRN 3 3/4s, 2019	4,364,372	4,380,738

Iasis Healthcare, LLC/Iasis Capital Corp. bank term loan FRN
Ser. B, 4 1/2s, 2018	4,914,562	4,939,134

IMS Health, Inc. bank term loan FRN Ser. B, 3 3/4s, 2017	2,965,419	2,969,867

Kinetic Concepts, Inc. bank term loan FRN Ser. D1, 4 1/2s, 2018	4,946,849	4,973,646

Kinetic Concepts, Inc. bank term loan FRN Ser. D1, 4 1/2s, 2018	2,000,000	2,010,834

Multiplan, Inc. bank term loan FRN Ser. B, 4s, 2017	3,702,597	3,718,441

Par Pharmaceutical Cos., Inc. bank term loan FRN Ser. B,
4 1/4s, 2019	3,845,986	3,826,756

Pharmaceutical Product Development, Inc. bank term loan FRN
Ser. B, 4 1/4s, 2018	2,133,927	2,140,595

Quintiles Transnational Corp. bank term loan FRN Ser. B1,
4 1/2s, 2018	696,061	697,366

Quintiles Transnational Corp. bank term loan FRN
Ser. B2, 4s, 2018	4,908,721	4,917,925

Steward Health Care System, LLC bank term loan FRN Ser. B,
6 3/4s, 2020	4,000,000	3,900,000

Surgical Care Affiliates, Inc. bank term loan FRN Ser. B-DD,
4 1/4s, 2018	3,000,000	3,007,500

United Surgical Partners International, Inc. bank term loan FRN
4 3/4s, 2019	2,493,750	2,507,777

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. C1, 3 1/2s, 2019	2,227,500	2,232,585

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. D1, 3 1/2s, 2019	2,227,500	2,231,859

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. E, 4 1/2s, 2020	2,388,000	2,406,906

Vanguard Health Systems, Inc. bank term loan FRN Ser. B,
3 3/4s, 2016	1,496,250	1,495,315

		87,677,714

Floating Rate Income Fund	27

SENIOR LOANS (83.8%)* [c] cont.	Principal amount	Value

Homebuilding (0.8%)
Realogy Corp. bank term loan FRN 4.592s, 2016	$347,640	$346,771

Realogy Corp. bank term loan FRN Ser. C, 3.342s, 2013	77,559	77,365

Realogy Group, LLC bank term loan FRN Ser. B, 4 1/2s, 2020	6,985,000	7,019,925

		7,444,061
Household furniture and appliances (0.5%)
Tempur-Pedic International, Inc. bank term loan FRN Ser. B,
3 1/2s, 2019	4,555,501	4,504,252

		4,504,252
Lodging/Tourism (0.6%)
MGM Resorts International bank term loan FRN Ser. B,
3 1/2s, 2019	4,975,000	4,958,418

		4,958,418
Media (0.8%)
TWCC Holding Corp. bank term loan FRN 7s, 2020	4,000,000	4,100,000

Warner Music Group Corp. bank term loan FRN 3 3/4s, 2020	3,000,000	2,998,125

		7,098,125
Publishing (0.6%)
Supermedia, Inc. bank term loan FRN 11.6s, 2016	1,949,911	1,519,712

Tribune Co. bank term loan FRN Ser. B, 4s, 2019	3,552,150	3,561,030

		5,080,742
Retail (5.3%)
Academy, Ltd. bank term loan FRN Ser. B, 4 1/2s, 2018	3,970,000	3,983,026

Aot Bedding Super Holdings, LLC bank term loan FRN 5s, 2019	1,865,625	1,870,289

Bass Pro Group, LLC bank term loan FRN Ser. B, 4s, 2019	1,954,749	1,961,673

Blue Buffalo Co., Ltd. bank term loan FRN Ser. B, 4 3/4s, 2019	2,233,153	2,249,902

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B2, 4 1/4s, 2017	3,008,881	3,024,677

J. Crew Group, Inc. bank term loan FRN Ser. B, 4s, 2018	3,663,157	3,655,306

J.C. Penney Corp., Inc. bank term loan FRN 6s, 2018	7,392,000	7,203,238

Jo-Ann Stores, Inc. bank term loan FRN Ser. B, 4s, 2018	1,816,645	1,815,510

Leslie’s Poolmart, Inc. bank term loan FRN Ser. B, 5 1/4s, 2019	2,930,340	2,950,852

Michaels Stores, Inc. bank term loan FRN Ser. B, 3 3/4s, 2020	3,990,000	3,993,324

Neiman-Marcus Group, Inc. (The) bank term loan FRN 4s, 2018	6,978,994	6,972,455

PETCO Animal Supplies, Inc. bank term loan FRN 4s, 2017	2,925,000	2,935,056

Toys R Us, Inc. bank term loan FRN 6s, 2016	2,797,397	2,749,318

Yankee Candle Co., Inc. bank term loan FRN 5 1/4s, 2019	2,256,466	2,269,627

		47,634,253
Technology (6.5%)
Alcatel-Lucent USA, Inc. bank term loan FRN Ser. C,
7 1/4s, 2019	3,497,500	3,513,326

Avaya, Inc. bank term loan FRN Ser. B3, 4.812s, 2017	6,423,365	5,708,766

Avaya, Inc. bank term loan FRN Ser. B5, 8s, 2018	2,524,366	2,382,370

BMC Software, Inc. bank term loan FRN 5s, 2020	5,000,000	4,993,750

Ceridian Corp. bank term loan FRN Ser. B, 4.512s, 2017	3,000,000	2,994,375

Dealer Computer Services, Inc. bank term loan FRN 8s, 2021	2,488,000	2,537,760

Dealer Computer Services, Inc. bank term loan FRN 4 1/4s, 2020	2,000,000	2,011,072

Epicor Software Corp. bank term loan FRN Ser. B, 4 1/2s, 2018	3,482,500	3,498,826

First Data Corp. bank term loan FRN 4.191s, 2018	8,740,668	8,651,898

First Data Corp. bank term loan FRN 4.184s, 2017	541,750	536,671

Freescale Semiconductor, Inc. bank term loan FRN
Ser. B4, 5s, 2020	4,265,851	4,284,514

28	Floating Rate Income Fund

SENIOR LOANS (83.8%)* [c] cont.	Principal amount	Value

Technology cont.
Genesys Telecommunications Laboratories, Inc. bank term loan
FRN Ser. B, 4s, 2020	$2,992,500	$2,988,759

Infor US, Inc. bank term loan FRN Ser. B, 3 3/4s, 2020	1,996,731	1,984,252

Lawson Software bank term loan FRN Class B2, 5 1/4s, 2018	4,183,916	4,200,915

SunGard Data Systems, Inc. bank term loan FRN Ser. E, 4s, 2020	2,992,500	3,012,400

Syniverse Holdings, Inc. bank term loan FRN 4s, 2019	2,500,000	2,505,208

Syniverse Holdings, Inc. bank term loan FRN Ser. B, 5s, 2019	1,950,300	1,958,224

		57,763,086
Transportation (1.6%)
Air Medical Group Holdings, Inc. bank term loan FRN
7 5/8s, 2018 ‡‡	1,500,000	1,485,000

Air Medical Group Holdings, Inc. bank term loan FRN Ser. B,
6 1/2s, 2018	2,985,000	3,029,775

Livingston International, Inc. bank term loan FRN 9s,
2020 (Canada)	1,500,000	1,505,625

Livingston International, Inc. bank term loan FRN 5s,
2019 (Canada)	5,000,000	4,975,000

Swift Transportation Company, LLC bank term loan FRN
Ser. B2, 4s, 2017	3,041,543	3,059,792

		14,055,192
Utilities and power (2.7%)
AES Corp. (VA) bank term loan FRN Ser. B, 3 3/4s, 2018	2,034,160	2,048,145

Calpine Construction Finance Co., LP bank term loan FRN
Ser. B, 3s, 2020	2,400,000	2,367,334

Calpine Corp. bank term loan FRN Ser. B3, 4s, 2019	2,977,500	2,983,083

Dynergy, Inc. bank term loan FRN Ser. B2, 4s, 2020	1,846,154	1,832,308

Energy Transfer Equity LP bank term loan FRN Ser. B,
3 3/4s, 2017	1,543,500	1,550,788

NGPL PipeCo, LLC bank term loan FRN Ser. B, 6 3/4s, 2017	1,907,143	1,797,482

NRG Energy, Inc. bank term loan FRN Ser. B, 3s, 2018	5,451,338	5,411,815

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.712s, 2017	8,830,362	5,968,777

		23,959,732

Total senior loans (cost $747,452,233)		$749,071,328

CORPORATE BONDS AND NOTES (11.3%)*	Principal amount	Value

Basic materials (1.0%)
ArcelorMittal sr. unsec. unsub. notes 5s, 2017 (France)	$1,500,000	$1,533,750

Atkore International, Inc. company guaranty sr. notes
9 7/8s, 2018	1,340,000	1,450,550

Cemex Finance, LLC 144A company guaranty sr. bonds 9 1/2s,
2016 (Mexico)	329,000	347,095

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s,
2015 (Australia)	1,250,000	1,287,500

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018	1,750,000	1,789,375

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	770,000	861,438

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)	750,000	766,875

USG Corp. sr. unsec. notes 9 3/4s, 2018	364,000	419,510

		8,456,093

Floating Rate Income Fund	29

CORPORATE BONDS AND NOTES (11.3%)* cont.	Principal amount	Value

Capital goods (0.7%)
Berry Plastics Corp. company guaranty unsub. notes
9 3/4s, 2021	$1,000,000	$1,157,500

Bombardier, Inc. 144A sr. notes 4 1/4s, 2016 (Canada)	1,000,000	1,030,000

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016	1,460,000	1,507,450

Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017	1,000,000	1,060,000

Thermadyne Holdings Corp. company guaranty sr.
notes 9s, 2017	1,000,000	1,077,500

		5,832,450
Communication services (1.4%)
Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	1,148,000	1,305,850

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	1,950,000	2,028,000

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
4 1/4s, 2018	1,500,000	1,477,500

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017	2,000,000	2,250,000

Intelsat Luxembourg SA 144A sr. unsec. notes 6 3/4s,
2018 (Luxembourg)	2,250,000	2,328,750

Sprint Nextel Corp. sr. notes 8 3/8s, 2017	1,000,000	1,122,500

Sprint Nextel Corp. sr. unsec. notes 6s, 2016	1,250,000	1,325,000

T-Mobile USA, Inc. 144A sr. unsec. notes 5 1/4s, 2018	950,000	959,500

		12,797,100
Consumer cyclicals (2.7%)
Beazer Homes USA, Inc. company guaranty sr. unsec. notes
8 1/8s, 2016	1,300,000	1,417,000

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R	522,000	562,455

Garda World Security Corp. 144A sr. unsec. notes 9 3/4s,
2017 (Canada)	1,000,000	1,065,000

Gibson Brands, Inc. 144A sr. unsec. notes 8 7/8s, 2018	1,120,000	1,145,200

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017	1,548,000	1,760,850

L Brands, Inc. sr. unsec. notes 6.9s, 2017	2,000,000	2,240,000

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	815,000	870,013

Meritage Homes Corp. company guaranty sr. unsec. unsub.
notes 4 1/2s, 2018	1,500,000	1,481,250

MGM Resorts International company guaranty sr. unsec. unsub.
notes 7 1/2s, 2016	1,285,000	1,413,500

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019	2,000,000	2,110,000

Nielsen Finance, LLC/Nielsen Finance Co. sr. notes
11 5/8s, 2014	652,000	678,928

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	2,250,000	2,410,313

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018	2,000,000	2,225,000

RSI Home Products, Inc. 144A company guaranty notes
6 7/8s, 2018	414,000	425,385

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	1,295,000	1,408,313

Schaeffler Finance BV 144A company guaranty sr. notes 7 3/4s,
2017 (Netherlands)	1,815,000	2,037,338

Standard Pacific Corp. company guaranty sr. unsec. notes
8 3/8s, 2018	1,000,000	1,130,000

		24,380,545

30	Floating Rate Income Fund

CORPORATE BONDS AND NOTES (11.3%)* cont.	Principal amount	Value

Consumer staples (0.4%)
Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. FRN notes 2.764s, 2014	$810,000	$810,008

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 8 3/8s, 2014	1,000,000	1,085,000

JBS USA, LLC/JBS USA Finance, Inc. company guaranty sr.
unsec. notes 11 5/8s, 2014 (Brazil)	500,000	525,000

Sun Merger Sub, Inc. 144A sr. unsec. notes 5 1/4s, 2018	1,365,000	1,365,000

		3,785,008
Energy (0.9%)
Chesapeake Energy Corp. company guaranty sr. unsec. notes
9 1/2s, 2015	1,000,000	1,103,750

Chesapeake Energy Corp. company guaranty sr. unsec. unsub.
notes 3 1/4s, 2016	1,000,000	1,002,500

FTS International Services, LLC/FTS International Bonds, Inc.
144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2018	1,778,000	1,898,015

Hercules Offshore, Inc. 144A company guaranty sr. notes
7 1/8s, 2017	1,000,000	1,060,000

Whiting Petroleum Corp. company guaranty notes 7s, 2014	500,000	510,000

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	2,180,000	2,310,800

		7,885,065
Financials (2.1%)
Air Lease Corp. sr. unsec. notes 4 1/2s, 2016	1,000,000	1,025,000

Ally Financial, Inc. sr. unsec. notes 3 1/2s, 2016	2,000,000	2,015,000

Banco Santander Chile 144A sr. unsec. notes FRN 2.149s,
2018 (Chile)	2,000,000	1,997,711

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017
(United Kingdom)	128,000	140,889

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	1,000,000	1,032,500

Citigroup, Inc. sub. notes 5s, 2014	750,000	779,310

E*Trade Financial Corp. sr. notes 6 3/4s, 2016	1,500,000	1,586,250

Goldman Sachs Group, Inc. (The) sr. unsec. FRN notes
1.265s, 2014	1,500,000	1,503,557

HBOS PLC unsec. sub. notes FRN Ser. EMTN, 0.974s, 2017
(United Kingdom)	1,000,000	918,920

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 8s, 2018	1,000,000	1,052,500

International Lease Finance Corp. sr. unsec. notes FRN
2.224s, 2016	2,000,000	1,980,000

International Lease Finance Corp. sr. unsec. unsub. notes
3 7/8s, 2018	1,000,000	955,000

iStar Financial, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2018 R	1,500,000	1,451,250

iStar Financial, Inc. sr. unsec. unsub. notes Ser. B, 9s, 2017 R	500,000	568,125

Nationstar Mortgage, LLC/Nationstar Capital Corp. FRN notes
6 1/2s, 2018	1,475,000	1,486,063

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016	356,000	414,740

		18,906,815
Health care (0.9%)
Capella Healthcare, Inc. company guaranty sr. unsec. notes
9 1/4s, 2017	2,000,000	2,132,500

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2018	2,750,000	2,811,875

Floating Rate Income Fund	31

CORPORATE BONDS AND NOTES (11.3%)* cont.	Principal amount	Value

Health care cont.
ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)	$1,000,000	$1,122,500

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017	500,000	525,000

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes
10 1/2s, 2018	179,000	196,676

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	1,000,000	1,035,000

		7,823,551
Technology (0.2%)
Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	800,000	810,000

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	1,250,000	1,350,000

		2,160,000
Transportation (0.3%)
Aguila 3 SA 144A company guaranty sr. notes 7 7/8s,
2018 (Luxembourg)	1,500,000	1,571,250

Aguila 3 SA 144A company guaranty sr. unsec. notes 7 7/8s,
2018 (Luxembourg)	625,000	654,688

Swift Services Holdings, Inc. company guaranty sr.
notes 10s, 2018	500,000	552,500

		2,778,438
Utilities and power (0.7%)
AES Corp. (VA) sr. unsec. unsub. notes 8s, 2017	1,750,000	2,012,500

El Paso Corp. sr. unsec. notes 7s, 2017	1,000,000	1,114,249

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A sr. notes 6 7/8s, 2017	1,000,000	1,011,250

NRG Energy, Inc. company guaranty sr. unsec. notes
7 5/8s, 2018	1,500,000	1,661,243

		5,799,242

Total corporate bonds and notes (cost $100,312,678)		$100,604,307

COMMON STOCKS (0.1%)*	Shares	Value

Harry & David Holdings, Inc. †	305	$36,600

Tribune Co. Class 1C F	4,298,781	1,074,695

Total common stocks (cost $500,000)		$1,111,295

SHORT-TERM INVESTMENTS (9.1%)*	Shares	Value

Putnam Short Term Investment Fund 0.07% L	81,016,756	$81,016,756

Total short-term investments (cost $81,016,756)		$81,016,756

TOTAL INVESTMENTS

Total investments (cost $929,281,667)		$931,803,686

32	Floating Rate Income Fund

Key to holding’s currency abbreviations

CAD	Canadian Dollar

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2013 through August 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $893,665,991.

† Non-income-producing security.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $61 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 8/31/13 (aggregate face value $2,367,878) (Unaudited)

		Contract	Delivery		Aggregate	Unrealized
Counterparty	Currency	type	date	Value	face value	appreciation

UBS AG
	Canadian Dollar	Sell	10/18/13	$2,363,780	$2,367,878	$4,098

Total						$4,098

Floating Rate Income Fund	33

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer cyclicals	$—	$—	$1,074,695

Consumer staples	—	36,600	—

Total common stocks	—	36,600	1,074,695

Corporate bonds and notes	—	100,604,307	—

Senior loans	—	749,071,328	—

Short-term investments	81,016,756	—	—

Totals by level	$81,016,756	$849,712,235	$1,074,695

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$4,098	$—

Totals by level	$—	$4,098	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

34	Floating Rate Income Fund

Statement of assets and liabilities 8/31/13 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $848,264,911)	$850,786,930
Affiliated issuers (identified cost $81,016,756) (Notes 1 and 5)	81,016,756

Cash	4,351,676

Foreign currency (cost $13,678) (Note 1)	13,656

Interest and other receivables	5,895,818

Receivable for shares of the fund sold	7,698,972

Receivable for investments sold	7,039,628

Unrealized appreciation on forward currency contracts (Note 1)	4,098

Total assets	956,807,534

LIABILITIES

Payable for investments purchased	57,289,797

Payable for shares of the fund repurchased	3,595,277

Payable for compensation of Manager (Note 2)	421,286

Payable for custodian fees (Note 2)	6,300

Payable for investor servicing fees (Note 2)	204,383

Payable for Trustee compensation and expenses (Note 2)	81,393

Payable for administrative services (Note 2)	1,665

Payable for distribution fees (Note 2)	264,652

Distributions payable to shareholders	1,141,105

Other accrued expenses	135,685

Total liabilities	63,141,543

Net assets	$893,665,991

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$958,825,570

Distributions in excess of net investment income (Note 1)	(1,112,364)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(66,572,841)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	2,525,626

Total — Representing net assets applicable to capital shares outstanding	$893,665,991

(Continued on next page)

Floating Rate Income Fund	35

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($391,701,252 divided by 43,862,233 shares)	$8.93

Offering price per class A share (100/99.00 of $8.93)*	$9.02

Net asset value and offering price per class B share ($17,975,207 divided by 2,013,775 shares)**	$8.93

Net asset value and offering price per class C share ($117,659,331 divided by 13,184,458 shares)**	$8.92

Net asset value and redemption price per class M share ($6,322,196 divided by 708,153 shares)	$8.93

Offering price per class M share (100/99.25 of $8.93)*	$9.00

Net asset value, offering price and redemption price per class R share
($430,767 divided by 48,264 shares)	$8.93

Net asset value, offering price and redemption price per class Y share
($359,577,238 divided by 40,232,976 shares)	$8.94

* On single retail sales of less than $500,000. On sales of $500,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

36	Floating Rate Income Fund

Statement of operations Six months ended 8/31/13 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $14,676) (including interest income of $22,098 from investments
in affiliated issuers) (Note 5)	$20,036,377

Total investment income	20,036,377

EXPENSES

Compensation of Manager (Note 2)	2,217,689

Investor servicing fees (Note 2)	561,418

Custodian fees (Note 2)	13,923

Trustee compensation and expenses (Note 2)	27,687

Distribution fees (Note 2)	987,588

Administrative services (Note 2)	9,327

Other	168,991

Total expenses	3,986,623

Expense reduction (Note 2)	(1,427)

Net expenses	3,985,196

Net investment income	16,051,181

Net realized gain on investments (Notes 1 and 3)	733,086

Net realized gain on foreign currency transactions (Note 1)	108,328

Net increase from payment by affiliate (Note 2)	1,390

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(57,591)

Net unrealized depreciation of investments during the period	(2,253,935)

Net loss on investments	(1,468,722)

Net increase in net assets resulting from operations	$14,582,459

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund	37

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 8/31/13*	Year ended 2/28/13

Operations:
Net investment income	$16,051,181	$24,695,235

Net realized gain on investments
and foreign currency transactions	842,804	1,232,076

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(2,311,526)	10,661,871

Net increase in net assets resulting from operations	14,582,459	36,589,182

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(7,058,483)	(12,058,462)

Class B	(282,982)	(498,318)

Class C	(1,787,697)	(3,510,641)

Class M	(121,523)	(216,759)

Class R	(9,116)	(21,815)

Class Y	(6,946,113)	(9,472,588)

Redemption fees (Note 1)	6,741	13,666

Increase from capital share transactions (Note 4)	225,108,550	218,994,395

Total increase in net assets	223,491,836	229,818,660

NET ASSETS

Beginning of period	670,174,155	440,355,495

End of period (including distributions in excess
of net investment income of $1,112,364 and
$957,631, respectively)	$893,665,991	$670,174,155

* Unaudited

The accompanying notes are an integral part of these financial statements.

38	Floating Rate Income Fund

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Floating Rate Income Fund	39

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	From				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	return	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	of capital	distributions	fees [e]	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
August 31, 2013 **	$8.94	.19	(.01)	.18	(.19)	—	(.19)	—	$8.93	2.01 *	$391,701	.51 *	2.08 *	37 *
February 28, 2013	8.75	.42	.21	.63	(.44)	—	(.44)	—	8.94	7.42	293,610	1.03	4.81	90
February 29, 2012	8.93	.41	(.17)	.24	(.42)	— [e]	(.42)	—	8.75	2.91	217,707	1.03	4.73	100
February 28, 2011	8.63	.43	.31	.74	(.44)	—	(.44)	—	8.93	8.78	277,909	1.04	4.86	79
February 28, 2010	6.82	.35	1.81	2.16	(.35)	—	(.35)	—	8.63	32.11	176,057	1.10 [d]	4.28 [d]	54
February 28, 2009	8.90	.44	(2.09)	(1.65)	(.43)	—	(.43)	—	6.82	(19.09)	115,821	1.06 [d]	5.26 [d]	46

Class B
August 31, 2013 **	$8.94	.18	(.01)	.17	(.18)	—	(.18)	—	$8.93	1.90 *	$17,975	.62 *	1.98 *	37 *
February 28, 2013	8.75	.41	.21	.62	(.43)	—	(.43)	—	8.94	7.21	11,837	1.23	4.61	90
February 29, 2012	8.93	.40	(.17)	.23	(.41)	— [e]	(.41)	—	8.75	2.76	9,539	1.23	4.56	100
February 28, 2011	8.62	.40	.32	.72	(.41)	—	(.41)	—	8.93	8.57	10,495	1.27	4.60	79
February 28, 2010	6.81	.29	1.82	2.11	(.30)	—	(.30)	—	8.62	31.37	8,881	1.70 [d]	3.66 [d]	54
February 28, 2009	8.89	.39	(2.09)	(1.70)	(.38)	—	(.38)	—	6.81	(19.62)	8,083	1.66 [d]	4.67 [d]	46

Class C
August 31, 2013 **	$8.93	.15	(.01)	.14	(.15)	—	(.15)	—	$8.92	1.62 *	$117,659	.89 *	1.70 *	37 *
February 28, 2013	8.75	.36	.20	.56	(.38)	—	(.38)	—	8.93	6.51	91,013	1.78	4.06	90
February 29, 2012	8.93	.35	(.17)	.18	(.36)	— [e]	(.36)	—	8.75	2.15	81,185	1.78	4.01	100
February 28, 2011	8.62	.36	.32	.68	(.37)	—	(.37)	—	8.93	8.11	85,500	1.79	4.10	79
February 28, 2010	6.82	.28	1.81	2.09	(.29)	—	(.29)	—	8.62	31.02	62,008	1.85 [d]	3.52 [d]	54
February 28, 2009	8.89	.37	(2.07)	(1.70)	(.37)	—	(.37)	—	6.82	(19.63)	48,186	1.81 [d]	4.54 [d]	46

Class M
August 31, 2013 **	$8.94	.18	— [e]	.18	(.19)	—	(.19)	—	$8.93	1.98 *	$6,322	.54 *	2.06 *	37 *
February 28, 2013	8.75	.42	.21	.63	(.44)	—	(.44)	—	8.94	7.37	5,592	1.08	4.78	90
February 29, 2012	8.93	.41	(.17)	.24	(.42)	— [e]	(.42)	—	8.75	2.88	4,921	1.08	4.68	100
February 28, 2011	8.63	.42	.31	.73	(.43)	—	(.43)	—	8.93	8.69	7,329	1.10	4.81	79
February 28, 2010	6.82	.33	1.82	2.15	(.34)	—	(.34)	—	8.63	31.91	2,956	1.25 [d]	4.13 [d]	54
February 28, 2009	8.90	.43	(2.09)	(1.66)	(.42)	—	(.42)	—	6.82	(19.22)	2,040	1.21 [d]	5.17 [d]	46

Class R
August 31, 2013 **	$8.94	.18	(.01)	.17	(.18)	—	(.18)	—	$8.93	1.88 *	$431	.64 *	1.95 *	37 *
February 28, 2013	8.75	.40	.21	.61	(.42)	—	(.42)	—	8.94	7.16	468	1.28	4.56	90
February 29, 2012	8.93	.39	(.17)	.22	(.40)	— [e]	(.40)	—	8.75	2.66	509	1.28	4.50	100
February 28, 2011	8.63	.40	.31	.71	(.41)	—	(.41)	—	8.93	8.50	426	1.29	4.62	79
February 28, 2010	6.82	.33	1.81	2.14	(.33)	—	(.33)	—	8.63	31.82	231	1.35 [d]	4.05 [d]	54
February 28, 2009	8.90	.41	(2.08)	(1.67)	(.41)	—	(.41)	—	6.82	(19.31)	113	1.31 [d]	5.09 [d]	46

Class Y
August 31, 2013 **	$8.95	.20	(.01)	.19	(.20)	—	(.20)	—	$8.94	2.13 *	$359,577	.39 *	2.20 *	37 *
February 28, 2013	8.76	.45	.21	.66	(.47)	—	(.47)	—	8.95	7.69	267,654.78		5.06	90
February 29, 2012	8.94	.44	(.18)	.26	(.44)	— [e]	(.44)	—	8.76	3.19	126,494.78		5.01	100
February 28, 2011	8.63	.45	.32	.77	(.46)	—	(.46)	—	8.94	9.16	115,760.79		5.09	79
February 28, 2010	6.82	.37	1.81	2.18	(.37)	—	(.37)	—	8.63	32.43	89,479	.85 [d]	4.52 [d]	54
February 28, 2009	8.90	.46	(2.09)	(1.63)	(.45)	—	(.45)	—	6.82	(18.89)	36,251	.81 [d]	5.63 [d]	46

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40	Floating Rate Income Fund	Floating Rate Income Fund	41

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to February 28, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

February 28, 2010	0.07%

February 28, 2009	0.09

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

42	Floating Rate Income Fund

Notes to financial statements 8/31/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 1, 2013 through August 31, 2013.

Putnam Floating Rate Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek high current income. Preservation of capital is a secondary goal. The fund invests mainly in corporate loans and debt securities that have floating rates of interest and other corporate debt securities. The fund invests mainly in obligations of U.S. issuers that are below-investment-grade in quality (having credit characteristics similar to “junk bonds”). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase (on purchases prior to April 5, 2010, a contingent deferred sales charge on class B shares is applicable if they are sold within four years of purchase). Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before June 24, 2013 and held for 30 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after June 24, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Senior loans are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in senior loans, quotations from senior loan dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Floating Rate Income Fund	43

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

44	Floating Rate Income Fund

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Floating Rate Income Fund	45

At February 28, 2013, the fund had a capital loss carryover of $66,637,831 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$24,442,381	N/A	$24,442,381	February 28, 2017

42,195,450	N/A	42,195,450	February 28, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $766,947 recognized during the period between November 1, 2012 and February 28, 2013 to its fiscal year ending February 28, 2014.

The aggregate identified cost on a tax basis is $929,292,534, resulting in gross unrealized appreciation and depreciation of $8,365,014 and $5,853,862, respectively, or net unrealized appreciation of $2,511,152.

Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned prorata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,

0.670%	of the next $5 billion,	0.500%	of the next $50 billion,

0.620%	of the next $10 billion,	0.490%	of the next $100 billion and

0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam

46	Floating Rate Income Fund

Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $1,390 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$244,626	Class R	331

Class B	10,327	Class Y	226,532

Class C	75,374	Total	$561,418

Class M	4,228

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,427 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $570, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.45%, 1.00%, 0.30% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$423,340	Class M	8,808

Class B	32,149	Class R	1,152

Class C	522,139	Total	$987,588

Floating Rate Income Fund	47

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $351 and $179 from the sale of class A and class M shares, respectively, and received $905 and $1,223 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.30% (0.40% for purchases before April 1, 2010) is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $466,308,507 and $278,328,260, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 8/31/13		Year ended 2/28/13

Class A	Shares	Amount	Shares	Amount

Shares sold	17,237,255	$154,437,520	14,819,126	$131,349,871

Shares issued in connection with
reinvestment of distributions	674,526	6,042,701	1,141,540	10,094,327

	17,911,781	160,480,221	15,960,666	141,444,198

Shares repurchased	(6,895,044)	(61,734,072)	(7,982,825)	(70,505,557)

Net increase	11,016,737	$98,746,149	7,977,841	$70,938,641

	Six months ended 8/31/13		Year ended 2/28/13

Class B	Shares	Amount	Shares	Amount

Shares sold	866,796	$7,758,118	538,356	$4,762,762

Shares issued in connection with
reinvestment of distributions	27,563	246,809	49,259	435,303

	894,359	8,004,927	587,615	5,198,065

Shares repurchased	(205,379)	(1,840,587)	(352,791)	(3,113,105)

Net increase	688,980	$6,164,340	234,824	$2,084,960

	Six months ended 8/31/13		Year ended 2/28/13

Class C	Shares	Amount	Shares	Amount

Shares sold	3,992,334	$35,759,148	2,686,577	$23,809,919

Shares issued in connection with
reinvestment of distributions	171,663	1,537,075	326,288	2,881,617

	4,163,997	37,296,223	3,012,865	26,691,536

Shares repurchased	(1,168,097)	(10,458,397)	(2,103,153)	(18,547,977)

Net increase	2,995,900	$26,837,826	909,712	$8,143,559

48	Floating Rate Income Fund

	Six months ended 8/31/13		Year ended 2/28/13

Class M	Shares	Amount	Shares	Amount

Shares sold	141,187	$1,265,229	222,072	$1,970,604

Shares issued in connection with
reinvestment of distributions	12,890	115,492	22,735	201,002

	154,077	1,380,721	244,807	2,171,606

Shares repurchased	(71,609)	(641,400)	(181,328)	(1,593,269)

Net increase	82,468	$739,321	63,479	$578,337

	Six months ended 8/31/13		Year ended 2/28/13

Class R	Shares	Amount	Shares	Amount

Shares sold	5,926	$53,189	11,388	$100,583

Shares issued in connection with
reinvestment of distributions	994	8,903	2,431	21,473

	6,920	62,092	13,819	122,056

Shares repurchased	(11,061)	(99,126)	(19,603)	(172,055)

Net decrease	(4,141)	$(37,034)	(5,784)	$(49,999)

	Six months ended 8/31/13		Year ended 2/28/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	16,307,015	$146,345,152	20,319,947	$180,010,388

Shares issued in connection with
reinvestment of distributions	294,341	2,639,616	375,494	3,327,660

	16,601,356	148,984,768	20,695,441	183,338,048

Shares repurchased	(6,287,435)	(56,326,820)	(5,213,978)	(46,039,151)

Net increase	10,313,921	$92,657,948	15,481,463	$137,298,897

Note 5: Transactions with affiliated issuers

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$54,473,872	$—	$54,473,872	$1,277	$—

Putnam Short Term
Investment Fund*	39,107,186	282,778,947	240,869,377	20,821	81,016,756

Totals	$93,581,058	$282,778,947	$295,343,249	$22,098	$81,016,756

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Floating Rate Income Fund	49

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Forward currency contracts (contract amount)	$2,100,000

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign
exchange contracts	Receivables	$4,098	Payables	$—

Total		$4,098		$—

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$105,441	$105,441

Total	$105,441	$105,441

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(57,691)	$(57,691)

Total	$(57,691)	$(57,691)

50	Floating Rate Income Fund

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements, reverse repurchase agreements, securities lending and borrowing transactions, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement.

	UBS AG	Total

Assets:

Forward currency contracts#	$4,098	$4,098

Total Assets	$4,098	$4,098

Liabilities:

Forward currency contracts#	—	—

Total Liabilities	$—	$—

Total Financial and Derivative Net Assets	$4,098	$4,098

Total collateral received (pledged)## †	$—	$—

Net amount	$4,098	$4,098

#Covered by master netting agreement.

##Any over-collateralization of total financial and derivative net assets is not shown.

†Additional collateral may be required from certain brokers based on individual agreements.

Floating Rate Income Fund	51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52	Floating Rate Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Compliance Liaison
Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Floating Rate Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

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BROCKTON, MA
PERMIT NO. 600

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SA096
283266 10/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

.

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 29, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 29, 2013